Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Robinson Alternative Yield Pre-Merger SPAC ETF

Ticker Symbol: SPAX

listed on NYSE Arca, Inc.

November 8, 2022

Supplement to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated August 28, 2022, as supplemented

Effective October 31, 2022, Mr. Jonathan P. Browne, a portfolio manager for the Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”), departed from Robinson Capital Management, LLC, the investment sub-adviser for the Fund. Accordingly, all references to Mr. Browne as a portfolio manager in the Fund’s Summary Prospectus, Prospectus, and SAI are hereby removed. Messrs. James C. Robinson, Michael Venuto, and Charles A. Ragauss continue to serve as portfolio managers of the Fund.

Please retain this Supplement for future reference.